UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04215

BNY Mellon U.S. Mortgage Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/22

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon U.S. Mortgage Fund, Inc.

ANNUAL REPORT April 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2021, through April 30, 2022, as provided by Eric Seasholtz, Portfolio Manager employed by the fund’s sub-adviser, Amherst Capital Management LLC

Market and Fund Performance Overview

For the 12-month period ended April 30, 2022, the BNY Mellon U.S. Mortgage Fund, Inc.’s (the “fund”) Class A shares produced a total return of −8.63%, Class C shares returned −9.37%, Class I shares returned −8.42%, Class Y shares returned −8.44% and Class Z shares returned −8.62%.1 In comparison, the fund’s benchmark, the Bloomberg GNMA Index (the “Index”), achieved a total return of −8.01% for the same period.2

Mortgage-backed securities generally declined over the reporting period amid rising interest rates and indications that the Federal Reserve (the “Fed”) would soon begin unwinding its massive mortgage positions. The fund mildly underperformed the Index, largely due to relatively weak returns from holdings of commercial mortgages.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. mortgage-related securities. These mortgage-related securities may include certificates issued and guaranteed as to timely payment of principal and interest by the Government National Mortgage Association (GNMA or “Ginnie Mae”); securities issued by government-related organizations such as Fannie Mae and Freddie Mac; residential and commercial mortgage-backed securities issued by governmental agencies or private entities; and collateralized mortgage obligations (CMOs). The fund will invest at least 65% of its net assets in Ginnie Maes. The fund can invest in privately issued, mortgage-backed securities with a BBB or higher credit quality, but currently intends to invest in only those securities with an A or higher credit quality.

Increasing Inflation and Federal Reserve Positioning Undermine Mortgages

Mortgage securities came under pressure during the reporting period from rapidly increasing inflationary pressures and uncertainty regarding the pace of action from the Fed. Inflation began rising in late 2021 as fiscal stimulus helped the economy recover from the COVID-19 pandemic. Wage growth and strong consumer spending increased demand, while supply-chain disruptions and product shortages undercut supplies, leading to increasing commodity prices. Russia’s invasion of Ukraine in early 2022 further exacerbated inflationary pressures, causing oil, gas and other commodity prices to spike even higher. The Fed, which owned roughly one-third of the U.S. mortgage market, as a result of the massive asset-buying program it started at the height of the pandemic in March 2020, responded by ending its mortgage purchases in March and announcing its intention to begin trimming its balance sheet later in the year while raising interest rates in an effort to curb inflation.

The Fed’s actions and statements had a negative impact on mortgage securities, which were overvalued at the end of 2021. Mortgage securities began to widen out relative to Treasury securities in early 2022 and continued to widen throughout the first quarter of the year. At the same time, the pace of refinancing slowed as interest rates climbed to their highest point since 2009, increasing prepayment and extension risk, and reducing another of the mortgage market’s positive drivers. Nevertheless, the housing economy remained strong, bolstered by strong consumer demand and rapid home price appreciation.

Commercial Mortgage Holdings Underperform

The fund’s performance relative to the Index suffered due to the widening of spreads in its commercial mortgage holdings, as investors favored agency and government-guaranteed instruments in a flight to quality. Another source of underperformance involved holdings of negative-duration mortgage derivatives that lost value due to faster realized speeds in 2021. The fund also held a small position of To Be Announced (“TBA”) bonds in the forward market that underperformed. The negative impact of the fund’s long TBA position was balanced by the positive impact of a short position in other TBAs. In addition the fund benefited from its holdings of specific investor pools with limited extension risk and attractive prepayment and convexity characteristics. (Convexity is a measure of the relationship of bond prices to changes in interest rates.) The fund’s relative performance also benefited from holdings of collateralized mortgage obligations (“CMOs”) that performed well due to comparatively low extension risk and a degree of prepayment protection.. Other derivatives included small positions in interest rate swaps and futures used to keep the fund’s duration close to that of the Index; these holdings had minimal impact on relative performance.

Seeing Increasingly Attractive Opportunities

As the Fed prepares to unwind its mortgage positions, spreads have widened, and convexity characteristics have grown more attractive. As a result of the widening, as of the end of the period, we see greater investment opportunities in the mortgage market than we have for some time. At the same time, risks have also increased. The key question currently facing mortgage investors is the timing of the Fed’s reduction of its mortgage portfolio, and how quickly new buyers will step in. Other risks involve the impact of the pandemic and the war in Ukraine on the economy, and the possibility that rising home values may create incentives for homeowners to refinance despite rising interest rates. Market developments could have either positive or negative impact on portfolios depending on an investor’s basis being

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

either discount or premium position, highlighting the importance of correctly assessing the forces at play. Given the prevailing uncertainties, we are holding the fund’s positions close to the Index, seeking to invest in bonds that offer attractive values while limiting extension and prepayment risks. By taking advantage of opportunities afforded by instances of credit widening in solid, strong assets, we believe we position the fund to outperform.

May 16, 2022

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y and Class Z are not subject to any initial or deferred sales charge. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through August 31, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The Bloomberg GNMA Index tracks agency mortgage-backed, pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Ginnie Maes and other securities backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage related securities also are subject to credit risks associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional, government backed debt securities.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon U.S. Mortgage Fund, Inc. with a hypothetical investment of $10,000 in the Bloomberg GNMA Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above line graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon U.S. Mortgage Fund, Inc. on 4/30/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. The Index tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon U.S. Mortgage Fund, Inc. with a hypothetical investment of $1,000,000 in the Bloomberg GNMA Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above line graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon U.S. Mortgage Fund, Inc. on 4/30/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/2022
	Inception Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (4.50%)	5/3/07	-12.76%	-.84%		.10%
without sales charge	5/3/07	-8.63%	.08%		.56%
Class C shares
with applicable redemption charge †	5/3/07	-10.26%	-.70%		-.24%
without redemption	5/3/07	-9.37%	-.70%		-.24%
Class I shares	8/31/16	-8.42%	.29%	††	.74%	††
Class Y shares	9/1/15	-8.44%	.29%		.75%	††
Class Z shares	5/29/85	-8.62%	.17%		.67%
Bloomberg GNMA Index		-8.01%	.48%		1.11%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 8/31/16 (the inception date for Class I shares).

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund's performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon U.S. Mortgage Fund, Inc. from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$3.82	$7.39	$2.63	$2.62	$3.34
Ending value (after expenses)	$926.50	$923.20	$927.20	$923.90	$926.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.01	$7.75	$2.76	$2.76	$3.51
Ending value (after expenses)	$1,020.83	$1,017.11	$1,022.07	$1,022.07	$1,021.32
†

Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.55% for Class C, .55% for Class I, .55% for Class Y and .70% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2022

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 109.1%
Asset-Backed Certificates - 7.1%
Progress Residential, Ser. 2021-SFR1, Cl. A	1.05	4/17/2038	2,597,701	[a]	2,330,553
Progress Residential, Ser. 2021-SFR3, Cl. A	1.64	5/17/2026	2,790,407	[a]	2,547,230
Progress Residential, Ser. 2021-SFR4, Cl. A	1.56	5/17/2038	2,300,000	[a]	2,088,931
Progress Residential Trust, Ser. 2021-SFR10, Cl. A	2.39	12/17/2040	5,000,000	[a]	4,491,445
Tricon American Homes, Ser. 2020-SFR1, Cl. B	2.05	7/17/2038	2,300,000	[a]	2,078,545
Tricon Residential Trust, Ser. 2021-SFR1, Cl. A	1.94	7/17/2038	3,500,000	[a]	3,204,126
				16,740,830
Commercial Mortgage Pass-Through Certificates - 8.3%
Alen Mortgage Trust, Ser. 2021-ACEN, Cl. A, 1 Month LIBOR +1.15%	1.70	4/15/2034	6,000,000	[a,b]	5,854,552
BFLD Trust, Ser. 2019-DPLO, Cl. A, 1 Month LIBOR +1.09%	1.64	10/15/2034	1,800,000	[a,b]	1,779,115
GS Mortgage Securities Trust, Ser. 2019-70P, Cl. A, 1 Month LIBOR +1.00%	1.55	10/15/2036	2,500,000	[a,b]	2,457,271
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser. 2021-410T, Cl. A	2.29	3/5/2042	2,900,000	[a]	2,625,784
KNDR Trust, Ser. 2021-KIND, Cl. A, 1 Month LIBOR +.95%	1.50	8/15/2038	6,900,000	[a,b]	6,820,427
				19,537,149
U.S. Government Agencies Collateralized Mortgage Obligations - 23.5%
Federal Home Loan Mortgage Corp., REMIC, Ser. 3785, CI. LS, 1 Month LIBOR +9.90%	8.79	1/15/2041	988,048	[b,c]	1,001,805
Federal Home Loan Mortgage Corp., REMIC, Ser. 4423, CI. Z	3.50	12/15/2044	1,233,268	[c]	1,205,158
Federal National Mortgage Association, REMIC, Ser. 2018-9, Cl. EZ	3.00	2/25/2048	1,362,965	[c]	1,251,106
Government National Mortgage Association, Ser. 2010-101, Cl. SH, 1 Month LIBOR +6.65%	6.06	8/16/2040	2,950,111	[b]	470,008
Government National Mortgage Association, Ser. 2010-89, Cl. Z	5.00	7/20/2040	4,452,776		4,720,100

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 109.1% (continued)
U.S. Government Agencies Collateralized Mortgage Obligations - 23.5% (continued)
Government National Mortgage Association, Ser. 2013-188, Cl. CG	4.00	12/20/2043	313,810		313,430
Government National Mortgage Association, Ser. 2014-145, Cl. KA	3.50	1/20/2038	2,137,657		2,141,788
Government National Mortgage Association, Ser. 2015-176, CI. QZ	3.50	11/20/2045	1,096,805		1,074,364
Government National Mortgage Association, Ser. 2015-179, CI. DV	3.50	9/20/2041	1,400,000		1,404,491
Government National Mortgage Association, Ser. 2015-185, Cl. PZ	3.00	12/20/2045	268,831		259,181
Government National Mortgage Association, Ser. 2017-176, Cl. BZ	3.50	11/20/2047	5,484,472		5,386,732
Government National Mortgage Association, Ser. 2017-93, Cl. GY	3.50	6/20/2047	6,328,975		6,256,463
Government National Mortgage Association, Ser. 2018-115, Cl. SJ, 1 Month LIBOR +6.20%	5.61	8/20/2048	2,489,084	[b]	252,665
Government National Mortgage Association, Ser. 2018-120, Cl. PU	3.50	9/20/2048	755,750		739,708
Government National Mortgage Association, Ser. 2018-131, Cl. ML	3.50	9/20/2048	6,137,973		6,030,016
Government National Mortgage Association, Ser. 2018-138, Cl. SK, 1 Month LIBOR +6.20%	5.61	10/20/2048	1,007,097	[b]	94,808
Government National Mortgage Association, Ser. 2018-146, CI. BL	4.00	10/20/2048	434,677		430,533
Government National Mortgage Association, Ser. 2018-160, Cl. PD	3.50	1/20/2048	4,789,611		4,754,554
Government National Mortgage Association, Ser. 2018-164, Cl. SW, 1 Month LIBOR +6.10%	5.51	12/20/2048	6,734,990	[b]	750,721
Government National Mortgage Association, Ser. 2018-46, Cl. CZ	3.20	3/20/2048	1,685,701		1,629,764
Government National Mortgage Association, Ser. 2018-65, Cl. SL, 1 Month LIBOR +6.25%	5.66	5/20/2048	1,645,343	[b]	190,319
Government National Mortgage Association, Ser. 2019-112, Cl. JZ	3.00	9/20/2049	890,813		860,011
Government National Mortgage Association, Ser. 2019-119, Cl. IT	5.50	9/20/2049	3,281,603		573,426
Government National Mortgage Association, Ser. 2019-132, Cl. SB, 1 Month LIBOR +4.44%	3.85	10/20/2049	1,488,792	[b]	97,369
Government National Mortgage Association, Ser. 2019-140, Cl. DI	5.50	11/20/2049	1,362,378		256,905

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 109.1% (continued)
U.S. Government Agencies Collateralized Mortgage Obligations - 23.5% (continued)
Government National Mortgage Association, Ser. 2019-23, Cl. SB, 1 Month LIBOR +6.05%	5.46	2/20/2049	1,509,442	[b]	179,699
Government National Mortgage Association, Ser. 2019-3, CI. JZ	4.00	1/20/2049	520,784		518,595
Government National Mortgage Association, Ser. 2019-31, CI. AZ	5.00	3/20/2049	956,017		987,026
Government National Mortgage Association, Ser. 2019-42, CI. AB	3.25	4/20/2049	2,657,161		2,607,688
Government National Mortgage Association, Ser. 2019-5, Cl. P	3.50	7/20/2048	318,277		314,777
Government National Mortgage Association, Ser. 2019-5, Cl. SM, 1 Month LIBOR +6.10%	5.51	1/20/2049	2,582,693	[b]	299,474
Government National Mortgage Association, Ser. 2019-57, Cl. NS, 1 Month LIBOR +3.28%	2.69	5/20/2049	3,876,571	[b]	168,486
Government National Mortgage Association, Ser. 2019-59, Cl. KA	3.00	12/20/2048	945,989		926,444
Government National Mortgage Association, Ser. 2019-6, Cl. JK	3.50	1/20/2049	897,402		886,068
Government National Mortgage Association, Ser. 2019-70, Cl. AS, 1 Month LIBOR +6.15%	5.56	6/20/2049	1,023,364	[b]	93,652
Government National Mortgage Association, Ser. 2020-11, Cl. CB	3.50	1/20/2050	3,083,368		3,040,351
Government National Mortgage Association, Ser. 2020-141, Cl. AI	2.50	9/20/2050	3,003,230		374,399
Government National Mortgage Association, Ser. 2020-15, Cl. CB	2.50	2/20/2050	1,193,649		1,155,767
Government National Mortgage Association, Ser. 2020-162, Cl. DI	2.50	10/20/2050	3,292,653		412,507
Government National Mortgage Association, Ser. 2020-164, Cl. KI	2.50	11/20/2050	4,250,791		530,898
Government National Mortgage Association, Ser. 2020-4, CI. BS, 1 Month LIBOR +5.00%	4.41	1/20/2050	3,475,902	[b]	236,981
Government National Mortgage Association, Ser. 2020-63, Cl. AI	4.00	5/20/2035	2,169,101		251,623
				55,129,860
U.S. Government Agencies Collateralized Municipal-Backed Securities - .4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Ser. Q007, Cl. APT1	2.99	10/25/2047	976,981	[c]	980,054

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 109.1% (continued)
U.S. Government Agencies Mortgage-Backed - 66.1%
Federal National Mortgage Association:
3.00%, 12/1/2051-2/1/2052			24,423,143	[c]	23,108,249
4.00%			1,000,000	[c,d]	994,609
4.50%, 1/1/2049			2,868,992	[c]	2,969,620
Government National Mortgage Association I:
3.50%, 9/15/2041-2/15/2048			4,767,161		4,764,153
4.00%, 10/15/2039-8/15/2045			6,152,136		6,309,843
4.50%, 4/15/2039-12/15/2047			7,681,385		8,109,503
Government National Mortgage Association II:
2.00%			31,100,000	[d]	28,214,746
2.50%			10,000,000	[d]	9,279,233
2.50%, 12/20/2050-6/20/2051			37,101,488		34,160,830
3.00%			5,000,000	[d]	4,766,804
3.00%, 8/20/2046			2,682,327		2,563,312
3.50%, 9/20/2042-3/20/2050			25,459,082		25,406,136
4.00%, 10/20/2047			893,319		905,204
4.50%, 12/20/2039-1/20/2050			2,500,677		2,583,353
5.00%, 11/20/2048-5/20/2050			970,287		1,011,585
				155,147,180
U.S. Treasury Securities - 3.7%
U.S. Treasury Notes	0.88	9/30/2026	3,000,000		2,742,773
U.S. Treasury Notes	1.25	8/15/2031	7,000,000		6,063,750
				8,806,523
Total Bonds and Notes (cost $279,025,691)			256,341,596

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 9.1%
Registered Investment Companies - 9.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $21,318,398)	0.38	21,318,398	[e] 21,318,398
Total Investments (cost $300,344,089)		118.2%	277,659,994
Liabilities, Less Cash and Receivables		(18.2%)	(42,776,478)
Net Assets		100.0%	234,883,516

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2022, these securities were valued at $36,277,979 or 15.45% of net assets.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Purchased on a forward commitment basis.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	98.3
Investment Companies	9.1
Asset Backed Securities	7.1
Government	3.7
118.2

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 4/30/2021	Purchases ($)†	Sales ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 9.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 9.1%	57,426,697	103,833,628	(139,941,927)	21,318,398	28,022

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized Appreciation ($)
USD - 12 Month USD-SOFR-Compound	USD Fixed at 1.12	12/10/2026	8,200,000	542,218
USD - 12 Month USD-SOFR-Compound	USD Fixed at 1.31	1/5/2029	1,200,000	98,355
Gross Unrealized Appreciation				640,573

SOFR—Secured Overnight Financing Rate

USD—United States Dollar

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	279,025,691	256,341,596
Affiliated issuers	21,318,398	21,318,398
Cash collateral held by broker—Note 4		1,035,802
Dividends and interest receivable		671,486
Receivable for swap variation margin—Note 4		14,254
Receivable for shares of Common Stock subscribed		7,548
Prepaid expenses		50,601
		279,439,685
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		145,742
Payable for investment securities purchased		44,258,908
Payable for shares of Common Stock redeemed		40,189
Directors’ fees and expenses payable		7,053
Other accrued expenses		104,277
		44,556,169
Net Assets ($)		234,883,516
Composition of Net Assets ($):
Paid-in capital		270,020,746
Total distributable earnings (loss)		(35,137,230)
Net Assets ($)		234,883,516

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	21,110,454	292,305	2,519,774	878	210,960,105
Shares Outstanding	1,580,541	21,852	188,474	65.75	15,789,915
Net Asset Value Per Share ($)	13.36	13.38	13.37	13.35	13.36

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2022

Investment Income ($):
Income:
Interest	6,511,745
Dividends from affiliated issuers	28,022
Income from securities lending—Note 1(b)	1,539
Total Income	6,541,306
Expenses:
Management fee—Note 3(a)	1,336,093
Service plan fees—Note 3(b)	387,798
Shareholder servicing costs—Note 3(c)	277,563
Professional fees	130,615
Registration fees	78,758
Prospectus and shareholders’ reports	26,382
Directors’ fees and expenses—Note 3(d)	19,698
Chief Compliance Officer fees—Note 3(c)	17,491
Custodian fees—Note 3(c)	10,740
Loan commitment fees—Note 2	4,835
Miscellaneous	28,676
Total Expenses	2,318,649
Less—reduction in expenses due to undertaking—Note 3(a)	(416,992)
Net Expenses	1,901,657
Net Investment Income	4,639,649
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(3,578,310)
Net realized gain (loss) on futures	(600,355)
Net realized gain (loss) on swap agreements	238,341
Net Realized Gain (Loss)	(3,940,324)
Net change in unrealized appreciation (depreciation) on investments	(24,182,804)
Net change in unrealized appreciation (depreciation) on futures	169,864
Net change in unrealized appreciation (depreciation) on swap agreements	503,058
Net Change in Unrealized Appreciation (Depreciation)	(23,509,882)
Net Realized and Unrealized Gain (Loss) on Investments	(27,450,206)
Net (Decrease) in Net Assets Resulting from Operations	(22,810,557)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2022	2021
Operations ($):
Net investment income	4,639,649	4,301,796
Net realized gain (loss) on investments	(3,940,324)	5,213,722
Net change in unrealized appreciation (depreciation) on investments	(23,509,882)	(4,948,720)
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,810,557)	4,566,798
Distributions ($):
Distributions to shareholders:
Class A	(700,514)	(672,839)
Class C	(8,108)	(14,244)
Class I	(76,731)	(74,711)
Class Y	(28)	(939)
Class Z	(6,862,580)	(7,260,947)
Total Distributions	(7,647,961)	(8,023,680)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	857,512	6,196,970
Class C	11,594	161,119
Class I	881,342	1,150,178
Class Z	1,834,092	2,611,380
Distributions reinvested:
Class A	645,752	613,775
Class C	8,079	14,154
Class I	76,478	74,184
Class Z	6,244,293	6,580,904
Cost of shares redeemed:
Class A	(5,067,620)	(4,948,447)
Class C	(122,858)	(496,281)
Class I	(872,659)	(804,134)
Class Y	-	(82,493)
Class Z	(25,765,548)	(24,835,790)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(21,269,543)	(13,764,481)
Total Increase (Decrease) in Net Assets	(51,728,061)	(17,221,363)
Net Assets ($):
Beginning of Period	286,611,577	303,832,940
End of Period	234,883,516	286,611,577

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30,
	2022	2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	60,091	411,991
Shares issued for distributions reinvested	44,137	40,579
Shares redeemed	(351,697)	(328,331)
Net Increase (Decrease) in Shares Outstanding	(247,469)	124,239
Class Cb
Shares sold	786	10,577
Shares issued for distributions reinvested	550	934
Shares redeemed	(8,500)	(32,817)
Net Increase (Decrease) in Shares Outstanding	(7,164)	(21,306)
Class Ia
Shares sold	60,581	75,917
Shares issued for distributions reinvested	5,233	4,907
Shares redeemed	(59,782)	(53,181)
Net Increase (Decrease) in Shares Outstanding	6,032	27,643
Class Ya
Shares redeemed	-	(5,428)
Net Increase (Decrease) in Shares Outstanding	-	(5,428)
Class Z
Shares sold	126,537	172,313
Shares issued for distributions reinvested	427,073	435,022
Shares redeemed	(1,785,635)	(1,641,314)
Net Increase (Decrease) in Shares Outstanding	(1,232,025)	(1,033,979)

[a]

During the period ended April 30, 2021, 4,159 Class A shares representing $63,044 were exchanged for 4,161 Class I shares and 4,159 Class Y shares representing $63,127 were exchanged for 4,159 Class A shares.

[b]	During the period ended April 30, 2021, 1,981 Class C shares representing $30,211 were automatically converted to 1,985 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended April 30,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.03	15.21	14.69	14.48	14.99
Investment Operations:
Net investment income[a]	.24	.21	.29	.32	.25
Net realized and unrealized gain (loss) on investments	(1.51)	.01	.56	.20	(.44)
Total from Investment Operations	(1.27)	.22	.85	.52	(.19)
Distributions:
Dividends from net investment income	(.40)	(.40)	(.33)	(.31)	(.32)
Net asset value, end of period	13.36	15.03	15.21	14.69	14.48
Total Return (%)[b]	(8.63)	1.46	5.87	3.63	(1.25)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.96	.95	1.06	1.08
Ratio of net expenses to average net assets	.80	.81	.91	1.06	1.07
Ratio of net investment income to average net assets	1.65	1.36	1.94	2.19	1.69
Portfolio Turnover Rate[c]	386.69	392.94	238.60	45.72	101.15
Net Assets, end of period ($ x 1,000)	21,110	27,483	25,920	25,980	31,550

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2022, 2021, 2020, 2019 and 2018 were 200.45%, 198.94%, 165.75%, 30.85% and 59.26%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended April 30,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.06	15.23	14.69	14.48	14.98
Investment Operations:
Net investment income[a]	.13	.10	.16	.19	.13
Net realized and unrealized gain (loss) on investments	(1.52)	.01	.59	.20	(.44)
Total from Investment Operations	(1.39)	.11	.75	.39	(.31)
Distributions:
Dividends from net investment income	(.29)	(.28)	(.21)	(.18)	(.19)
Net asset value, end of period	13.38	15.06	15.23	14.69	14.48
Total Return (%)[b]	(9.37)	.71	5.14	2.71	(2.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94	1.85	1.91	1.92	1.90
Ratio of net expenses to average net assets	1.55	1.56	1.66	1.92	1.89
Ratio of net investment income to average net assets	.89	.62	1.14	1.33	.86
Portfolio Turnover Rate[c]	386.69	392.94	238.60	45.72	101.15
Net Assets, end of period ($ x 1,000)	292	437	766	1,048	1,791

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2022, 2021, 2020, 2019 and 2018 were 200.45%, 198.94%, 165.75%, 30.85% and 59.26%, respectively.

See notes to financial statements.

Class I Shares	Year Ended April 30,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.04	15.20	14.67	14.46	14.99
Investment Operations:
Net investment income[a]	.27	.25	.34	.35	.25
Net realized and unrealized gain (loss) on investments	(1.51)	.02	.55	.19	(.42)
Total from Investment Operations	(1.24)	.27	.89	.54	(.17)
Distributions:
Dividends from net investment income	(.43)	(.43)	(.36)	(.33)	(.36)
Net asset value, end of period	13.37	15.04	15.20	14.67	14.46
Total Return (%)	(8.42)	1.71	6.18	3.73	(1.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.73	.75	.86	.93
Ratio of net expenses to average net assets	.55	.56	.66	.86	.92
Ratio of net investment income to average net assets	1.88	1.62	2.28	2.40	1.84
Portfolio Turnover Rate[b]	386.69	392.94	238.60	45.72	101.15
Net Assets, end of period ($ x 1,000)	2,520	2,743	2,354	3,464	2,278

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2022, 2021, 2020, 2019 and 2018 were 200.45%, 198.94%, 165.75%, 30.85% and 59.26%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.01	15.21	14.68	14.48	14.99
Investment Operations:
Net investment income[a]	.28	.26	.33	.35	.30
Net realized and unrealized gain (loss) on investments	(1.51)	(.03)	.57	.19	(.45)
Total from Investment Operations	(1.23)	.23	.90	.54	(.15)
Distributions:
Dividends from net investment income	(.43)	(.43)	(.37)	(.34)	(.36)
Net asset value, end of period	13.35	15.01	15.21	14.68	14.48
Total Return (%)	(8.44)	1.51	6.20	3.80	(.96)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42	.76	.68	.82	.83
Ratio of net expenses to average net assets	.55	.56	.66	.82	.82
Ratio of net investment income to average net assets	1.90	1.62	2.19	2.42	1.96
Portfolio Turnover Rate[b]	386.69	392.94	238.60	45.72	101.15
Net Assets, end of period ($ x 1,000)	1	1	84	83	81

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2022, 2021, 2020, 2019 and 2018 were 200.45%, 198.94%, 165.75%, 30.85% and 59.26%, respectively.

See notes to financial statements.

Class Z Shares	Year Ended April 30,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.04	15.21	14.69	14.48	14.99
Investment Operations:
Net investment income[a]	.25	.22	.31	.33	.27
Net realized and unrealized gain (loss) on investments	(1.52)	.02	.56	.20	(.44)
Total from Investment Operations	(1.27)	.24	.87	.53	(.17)
Distributions:
Dividends from net investment income	(.41)	(.41)	(.35)	(.32)	(.34)
Net asset value, end of period	13.36	15.04	15.21	14.69	14.48
Total Return (%)	(8.62)	1.62	5.98	3.73	(1.18)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.85	.85	.95	.96
Ratio of net expenses to average net assets	.70	.71	.81	.95	.95
Ratio of net investment income to average net assets	1.75	1.47	2.05	2.29	1.81
Portfolio Turnover Rate[b]	386.69	392.94	238.60	45.72	101.15
Net Assets, end of period ($ x 1,000)	210,960	255,948	274,710	286,593	313,403

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2022, 2021, 2020, 2019 and 2018 were 200.45%, 198.94%, 165.75%, 30.85% and 59.26%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon U.S. Mortgage Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open–end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Amherst Capital Management LLC (the “Sub-Adviser”), serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock. The fund currently has authorized six classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (900 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts and bear Shareholder Services Plan fees. Class I, Class Y and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), and futures are valued each business day by one or more independent pricing services (each, a “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments in swap agreements are valued each business day by a Service. Swaps agreements are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	16,740,830	-	16,740,830
Commercial Mortgage-Backed	-	19,537,149	-	19,537,149
Investment Companies	21,318,398	-	-	21,318,398
U.S. Government Agencies Collateralized Mortgage Obligations	-	55,129,860	-	55,129,860
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	980,054	-	980,054
U.S. Government Agencies Mortgage-Backed	-	155,147,180	-	155,147,180
U.S. Treasury Securities	-	8,806,523	-	8,806,523
Other Financial Instruments:
Swap Agreements††	-	640,573	-	640,573

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2022, BNY Mellon earned $210 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 29, 2022, the Board declared a cash dividend of $.019, $.011 $.021, $.021 and $.020 per share from undistributed net investment income for Class A, Class C, Class I, Class Y and Class Z shares, respectively, payable on May 2, 2021, to shareholders of record as of the close of business on April 29, 2022. The ex-dividend date was May 2, 2022.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended April 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $377,248, accumulated capital losses $13,505,709 and unrealized depreciation $22,008,769.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2022. The fund has $9,746,026 of short-term capital losses and $3,759,683 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended April 30, 2022 and April 30, 2021 were as follows: ordinary income $7,647,961 and $8,023,680, respectively.

(g) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year, the aggregate expenses of Class Z shares (excluding taxes, brokerage fees, interest on borrowings and extraordinary expenses) exceed 1½% of the value of Class Z shares’ average daily net assets, the fund may deduct these expenses from payments to be made to the Adviser, or the Adviser will bear, such excess expense with respect to Class Z shares. There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended April 30, 2022.

The Adviser has contractually agreed, from May 1, 2021 until August 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of the fund’s Class A, Class C, Class I, Class Y and Class Z shares (excluding taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of .80%, 1.55%, .55%, .55% and .70%, respectively, of the value of the fund’s average daily net assets. On or after August 31, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $416,992 during the period ended April 30, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .24% of the value of the fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2022, the Distributor retained $116 from commissions earned on sales of the fund’s Class A shares and $120 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2022, Class C shares were charged $2,905 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for advertising and marketing relating to Class Z shares and servicing shareholder accounts at an amount not to exceed an annual rate of .20% of the value of the average daily net assets of Class Z shares. The Distributor determines the amounts, if any, to be paid to Service Agents (securities dealers, financial institutions or other industry professionals) and the basis on which such payments are made.

The Service Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended April 30, 2022, Class Z shares were charged $384,893 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2022, Class A and Class C shares were charged $62,492 and $968, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2022, the fund was charged $137,529 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2022, the fund was charged $10,740 pursuant to the custody agreement.

The fund compensates the Custodian under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2022, the fund was charged $10,542 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2022, the fund was charged $17,491 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $98,258, Distribution Plan fees of $28,418, Shareholder Services Plan fees of $24,929, Custodian fees of $4,000, Chief Compliance Officer fees of $7,335 and Transfer Agent fees of $22,548, which are offset against an expense reimbursement currently in effect in the amount of $39,746.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures and swap agreements, during the period ended April 30, 2022, amounted to $1,111,492,159 and $1,120,253,640, respectively, of which $535,330,106 in purchases and $536,317,154 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. At April 30, 2022 there were no futures outstanding.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at April 30, 2022 are set forth in the Statement of Investments.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2022:

Average Market Value ($)
Interest rate futures	10,745,171

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2022:

Average Notional Value ($)
Interest rate swap agreements	8,569,231

At April 30, 2022, the cost of investments inclusive of derivative contracts for federal income tax purposes was $300,344,931; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $22,008,769, consisting of $1,065,014 gross unrealized appreciation and $23,073,783 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon U.S. Mortgage Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon U.S. Mortgage Fund, Inc. (the “Fund”), including the statement of investments, as of April 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
June 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 98.03% of ordinary income dividends paid during the fiscal year ended April 30, 2022 as qualifying “interest related dividends.”

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 1-2, 2021, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Amherst Capital Management LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class Z shares with the performance of a group of retail no-load Government National Mortgage Association securities (“GNMA”) funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional GNMA funds (the “Performance Universe”), all for various periods ended September

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all retail no-load GNMA funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the one- and two-year periods when it was above and at the Performance Group median, respectively, and at or above the Performance Universe median for all periods, except the four-, five- and ten-year periods when it was below the Performance Universe median. The Board also considered that the fund’s yield performance was below the Performance Group and Performance Universe medians for nine of the ten one-year periods ended September 30th. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. It was noted that there were only four other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until August 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of the fund’s Class A, Class C, Class I, Class Y, and Class Z shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .80%, 1.55%, .55%, .55% and .70% of the fund’s average daily net assets, respectively.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Joni Evans (80)
Board Member (1985)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (74)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 42

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Alan H. Howard (62)
Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (58)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 74

———————

Burton N. Wallack (71)
Board Member (1991)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Benaree Pratt Wiley (75)
Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Gordon J. Davis (80)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

No. of Portfolios for which Advisory Board Member Serves: 40

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since October 2015 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon U.S. Mortgage Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Amherst Capital Management LLC
444 Madison Avenue, 19th Floor
New York, NY 10022

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
Nw York, NY 10286

Ticker Symbols:	Class A: GPGAX Class C: GPNCX Class I: GPNIX Class Y: GPNYX Class Z: DRGMX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6100AR0422

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,156 in 2021 and $42,999 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $35,953 in 2021 and $22,633 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021and $8,158 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,369 in 2021 and $3,342 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021and $0 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,091 in 2021and $3,189 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods $2,335,215 in 2021and $2,423,621 in 2022

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon U.S. Mortgage Fund, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 17, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 17, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)